================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------
                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 1, 1998



                      TROPICAL SPORTSWEAR INT'L CORPORATION
             (Exact name of registrant as specified in its charter)




           FLORIDA                    000-23161                  59-3420305
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)



                             4902 WEST WATERS AVENUE
                            TAMPA, FLORIDA 33634-1302
                    (Address of Principal Executive Offices)

                                  813-249-4900
              (Registrant's telephone number, including area code)





                                   Page 1 of 6
                           Index to Exhibits on Page 4


================================================================================

ITEM 5. OTHER EVENTS.

         On Friday, May 1, 1998, Tropical Sportswear Int'l Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Farah Incorporated, a Texas corporation ("Farah"), and Foxfire Acquisition Corp., a Texas corporation and a wholly owned subsidiary of the Company ("Acquiror Sub"). On Monday, May 4, 1998, the Company and Farah issued a joint press release announcing the Merger Agreement. The press release issued in connection therewith is filed herewith as Exhibit 99.1.

         The Merger Agreement provides, among other things, for the acquisition by Acquiror Sub of all the outstanding shares of Farah's common stock, no par value (the "Shares"), through (a) a cash tender offer (the "Offer") for all Shares at a price of $9 per share (the "Per Share Amount") and (b) a second-step merger pursuant to which Acquiror Sub will merge with and into Farah (the "Merger") and all outstanding Shares (other than Shares held in the treasury of Farah, Shares owned by the Company, Acquiror Sub or any other subsidiary of the Company and other than Shares held by any dissenting shareholders) will be converted into the right to receive the Per Share Amount in cash.

         The Company and Acquiror Sub anticipate that the funds required in connection with the Offer will be obtained through the private placement under Rule 144A to institutional investors of senior subordinated notes of the Company. In addition, the Company has received a commitment from a lender to provide the Company with a senior subordinated exchangeable bridge loan which will be available to the Company and the Acquiror Sub for consummation of the Offer if for any reason the net proceeds from the sale of senior subordinated notes has not been received by the Company on or prior to the date of such consummation.

         The Offer is conditioned upon, among other things, there being validly tendered before the expiration date of the Offer and not withdrawn, a number of Shares, which, together with any Shares owned by the Company or Acquiror Sub, represents at least two thirds of the Shares outstanding on a fully diluted basis, as well as the receipt of customary regulatories approvals. The Merger is subject to various closing conditions, including, without limitation, the receipt of approval by Farah's shareholders to the extent required by Texas law, Farah's Articles of Incorporation and Bylaws and the New York Stock Exchange, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             Exhibit No.   Description
             -----------   -----------
             99.1          Joint Press Release of the Company and Farah
                           Incorporated dated May 4, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TROPICAL SPORTSWEAR INT'L CORP.
                                      (Registrant)



Date: May 4, 1998          By   /s/ N. Larry McPherson
                                ------------------------------------------------
                                 N. Larry McPherson
                                 Executive Vice President - Finance and
                                 Operations

                                INDEX TO EXHIBITS


Exhibit
-------
99.1              Joint Press Release of the Company and Farah Incorporated
                  dated May 4, 1998